Exhibit 10.3

Veritas DGC Inc.

October 24, 2005

Mr. Stephen J. Ludlow

2719 Lakeside Village Drive

Missouri City, Texas 77459

Re:                               Amended and Restated Employment Agreement dated October 22, 2001, by and between Veritas DGC Inc. and Stephen J. Ludlow, as amended by Amendment No. 1 dated November 14, 2001 (collectively, the “Employment Agreement”)

Dear Steve:

As we have discussed, the Board of Directors of Veritas DGC Inc. has deemed it in the best interest of the Company to reduce the number of employee directors on the board to one.  Owing to that decision, you have not been nominated for re-election as a director at the next Annual Stockholders Meeting which is currently scheduled for December 15, 2005.  As a result, effective with the election of directors to be held at the annual meeting, you will no longer be a director of the Company nor will you retain the title “vice chairman.”  The Company acknowledges and agrees that the occurrence of these events would give you the option, should you choose to exercise it, to terminate your Employment Agreement with Good Reason and receive the benefits described in Section 6(d) of that agreement.  (Capitalized terms used in this letter and not otherwise defined herein will have the meanings given such terms in the Employment Agreement).

I have requested that you remain in our employ beyond the annual meeting to assist us in an orderly transition of your current duties, primarily in the area of investor relations, and you have agreed to do so.  We have mutually agreed that your employment beyond the annual meeting will be on the following terms and conditions and that the Employment Agreement is modified and amended accordingly:

a)              Immediately following the next election of directors, your title will change to “executive vice president.”  You will continue to report to me and you will provide advice, consultation and services to the Company primarily in the area of investor relations.

b)             You will continue to serve as Executive Vice President and the Employment Agreement, as amended by this letter agreement, will remain in effect until March 31, 2006 or such later date as we mutually agree.  The Company may terminate the Employment Agreement, as amended by this letter agreement, prior to March 31, 2006 for any or no reason on two weeks’ written notice.  The Employment Agreement, as amended by this letter agreement, will terminate immediately in the event of your death.  Termination of the Employment Agreement, as amended by this letter agreement, may only occur as specified in this paragraph b).  The effective date of any termination under this paragraph b) will be the “Date of Termination” and will supersede the definition of that term in the Employment Agreement.

c)              Your Base Salary will remain at $280,000.

d)             You will participate in the Global Management Incentive Plan for fiscal year 2006.  To earn incentive compensation under that plan, the Company must meet its financial goals and you must meet your business goal (your business goal in this case is to insure an orderly transition of your investor relations duties).  Your incentive compensation, if earned, will be calculated in accordance with the Global Management Incentive Plan and will be prorated for the time you are actually employed; provided, however, that if the Company terminates prior to March 31, 2006 or in the event of your death prior to that date, your incentive compensation will be calculated and paid to you as if you were employed through March 31, 2006 and met your business goal.  Incentive payments, if earned, will be paid to you at the time executive officers of the Company are paid and will be paid to you regardless of whether you are an employee of the Company at the time.

e)              On October 17, 2005, you were granted options in accordance with the Company’s 2006 long term equity-based incentive plan.  We have mutually agreed that you will not receive the right to earn restricted shares under that plan.  In addition, should we grant additional equity compensation to other officers of the Company prior to the Date of Termination, you will not be entitled to participate in that grant.

f)                On the Date of Termination, regardless of the reason for such termination, and provided that no Change in Control has then occurred, the Company will pay or provide to you those benefits described in Section 6(d) of the Employment Agreement with the following exceptions:  your Severance Payment will be paid in a lump sum; and your payment for COBRA benefits will be paid in a lump sum as a Section 6(d)(4)(ii) Payment.  In addition, those stock options you hold as of the Date of Termination will continue to vest on the schedule set forth in the applicable stock grant, will be exercisable for the period specified in the applicable stock grant agreement, and will otherwise be treated under the applicable stock grant agreement and plan documents as if you continued to be an employee of Company after the Date of Termination.  A schedule showing the stock options you currently hold is attached to this letter.  In addition to the above payments, if the Company terminates the Employment Agreement, as modified by this letter agreement, for any reason prior to March 31, 2006 or in the event of your death prior to March 31, 2006, you will be paid an amount equal to your Base Salary through and including March 31, 2006, and your incentive compensation (as described in paragraph d) above) will be calculated and paid to you as if you were employed through March 31, 2006 and met your business goal.

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g)             In the event of a Change in Control prior to the Date of Termination or if discussions commence with a third person prior to the Date of Termination that ultimately result in a Change in Control, you will then be entitled to those benefits described in Section 6(e) of the Employment Agreement.

h)             The “Non-Compete Period,” as used in the Employment Agreement, will include a period of twenty-four months following the Date of Termination regardless of the reason for termination.

i)                 This letter agreement is intended to serve as a written amendment of the terms of the Employment Agreement and the terms hereof have been approved by the Compensation Committee of the Board of Directors acting under delegated authority of the Board of Directors.  In the event of a conflict between the terms of this letter agreement and the Employment Agreement, the terms of this letter agreement will prevail.

j)                 This letter agreement is also intended to serve as a written amendment to each of the stock option grant agreements issued to you to the extent specified in paragraph f) above.  In the event of a conflict between the terms of this letter agreement and the terms of any such stock grant agreement, the terms of this letter agreement will prevail.

I believe this letter accurately describes our agreement.  Please confirm your agreement by signing both copies of this letter in the space indicated below and return one signed original to me.

Yours very truly,

/s/ THIERRY PILENKO

Thierry Pilenko
Chairman & Chief Executive Officer

ACCEPTED AND AGREED:

/s/ STEPHEN J. LUDLOW
Stephen J. Ludlow

Date:	October 24, 2005

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Grant Detail Report	Veritas DGC Inc.

From        /  /   to   /  /

As of 10/19/2005

Stephen J. Ludlow

2719 Lakeside Village Drive

Missouri City, TX 77459   US

Grant	Expiration			Options	Option	Options	Options	Options
Date	Date	Plan ID	Grant Type	Granted	Price	Outstanding	Vested	Exercisable

11/11/1992	11/11/2000	1992EMP	Non-Qualified	26,667	$13.500000	0	26,667	0

	Transactions
	Data	Type		Options	Price
	4/1/1998	Exercise		3,000	$50.562500
	3/7/2000	Exercise		23,667	$24.875000

9/8/1995	9/8/2005	1992EMP	Non-Qualified	16,000	$5.250000	0	16,000	0

	Transactions
	Data	Type		Options	Price
	3/13/1998	Exercise		16,000	$42.812500

3/11/1997	3/11/2007	1992EMP	Non-Qualified	43,225	$19.375000	27,016	43,225	27,016

	Transactions
	Data	Type		Options	Price
	3/23/2000	Exercise		16,209	$26.250000

3/11/1999	3/11/2009	1992EMP	Non-Qualified	24,743	$10.710000	0	24,743	0

	Transactions
	Data	Type		Options	Price
	3/6/2001	Exercise		12,371	$34.355700
	6/7/2004	Exercise		572	$19.830000
	6/7/2004	Exercise		4,800	$19.600000
	6/7/2004	Exercise		100	$19.510000
	6/7/2004	Exercise		200	$19.500000
	6/7/2004	Exercise		1,400	$19.440000
	6/7/2004	Exercise		100	$19.430000
	6/7/2004	Exercise		500	$19.400000
	6/7/2004	Exercise		1,400	$19.440000
	6/7/2004	Exercise		100	$19.390000
	6/7/2004	Exercise		100	$19.380000
	6/7/2004	Exercise		200	$19.380000
	6/7/2004	Exercise		100	$19.380000
	6/7/2004	Exercise		1,200	$19.370000
	6/7/2004	Exercise		100	$19.330000
	6/7/2004	Exercise		200	$19.330000
	6/7/2004	Exercise		1,300	$19.330000

3/13/2000	3/13/2010	1992EMP	Non-Qualified	15,179	$26.187500	15,179	15,179	15,179

Grant Detail Report	Veritas DGC Inc.

From        /  /   to   /  /

As of 10/19/2005

Stephen J. Ludlow

2719 Lakeside Village Drive

Missouri City, TX 77459   US

Grant	Expiration			Options	Option	Options	Options	Options
Date	Date	Plan ID	Grant Type	Granted	Price	Outstanding	Vested	Exercisable

3/6/2001	3/6/2011	1992EMP	Non-Qualified	11,555	$34.400000	11,555	11,555	11,555

8/6/2002	8/6/2007	1992EMP	Non-Qualified	36,271	$10.960000	9,068	36,271	9,068

	Transactions
	Data	Type		Options	Price
	6/4/2004	Exercise		7,400	$19.000000
	6/4/2004	Exercise		400	$19.020000
	6/4/2004	Exercise		800	$19.050000
	6/4/2004	Exercise		200	$19.080000
	6/4/2004	Exercise		1,000	$19.100000
	6/7/2004	Exercise		735	$19.770000
	6/7/2004	Exercise		300	$19.750000
	6/7/2004	Exercise		100	$19.730000
	6/7/2004	Exercise		100	$19.680000
	6/7/2004	Exercise		1,200	$19.670000
	6/7/2004	Exercise		5,900	$19.500000
	7/5/2005	Exercise		2,000	$28.300000
	7/5/2005	Exercise		2,000	$28.250000
	7/5/2005	Exercise		2,000	$28.150000
	7/5/2005	Exercise		3,068	$28.500000

3/3/2003	3/3/2008	Omnibus	Non-Qualified	24,700	$7.950000	6,175	18,525	0

	Transactions
	Date	Type		Options	Price
	6/2/2004	Exercise		350	$19.550000
	6/2/2004	Exercise		400	$19.540000
	6/2/2004	Exercise		300	$19.530000
	6/2/2004	Exercise		10,800	$19.500000
	6/29/2005	Exercise		600	$27.250000
	6/29/2005	Exercise		2,400	$27.110000
	6/29/2005	Exercise		3,175	$27.380000

	Options Becoming Exercisable
	6,176 on 3/3/2006

Grant Detail Report	Veritas DGC Inc.

From        /  /   to   /  /

As of 10/19/2005

Stephen J. Ludlow

2719 Lakeside Village Drive

Missouri City, TX 77459   US

Grant	Expiration			Options	Option	Options	Options	Options
Date	Date	Plan ID	Grant Type	Granted	Price	Outstanding	Vested	Exercisable

1/6/2004	1/6/2009	Omnibus	Non-Qualified	24,700	$11.190000	12,350	12,350	0

	Transactions
	Date	Type		Options	Price
	6/7/2004	Exercise		275	$19.350000
	6/7/2004	Exercise		600	$19.330000
	6/7/2004	Exercise		800	$19.300000
	6/7/2004	Exercise		800	$19.280000
	6/7/2004	Exercise		3,700	$19.280000
	6/30/2005	Exercise		3,175	$27.500000
	6/30/2005	Exercise		3,000	$27.650000

	Options Becoming Exercisable
	6,175 on 1/6/2006		6,175 on 1/6/2007

10/17/2006	10/17/2010	Omnibus	Non-Qualified	10,500	$31.940000	10,500	0	0

	Options Becoming Exercisable
	3,500 on 10/17/2006		3,500 on 10/17/2007	3,500 on 10/17/2008

Optionee Total				233,540		91,843	204,615	62,818